[LOGO LIBERTY]


                             [PHOTO LIBERTY COVER]



                                LIBERTY FLOATING
                                   RATE FUND

                                 ANNUAL REPORT
                                AUGUST 31, 2001




                See what the top of your desk really looks like.

                         INTRODUCING LIBERTY eDELIVERY.

For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

 PRESIDENT'S MESSAGE

[STEPHEN E. GIBSON PHOTO]

Dear Shareholder:

Clearly, the prevailing market sentiment was one of caution during the 12 months ended August 31, 2001. After nearly a year of interest rate increases by the Fed, economic indicators began to show significant slowing in the domestic economy in the second half of 2000. Unfortunately, the economy's "landing" turned out to be rougher than anticipated, and fears of recession began to emerge. In response, the Fed began a series of interest rate cuts in early January. All told, we have seen nine rate cuts since the beginning of 2001, and the possibility of recession still looms large in the wake of economic uncertainty caused by the terrorist attacks of September 11. For further analysis, please refer to the special economic commentary on the following pages.

Floating rate loans have often provided a hedge against inflation and interest rate risk because their yield is periodically reset in response to changes in short-term interest rates. Unfortunately, in an environment of falling short-term interest rates, this means that yields must be adjusted downward. The slowing of the economy created further difficulties in the loan market. Default rates have reached historic levels, and lending volumes have decreased significantly from their 1999 levels. Despite these difficulties, returns for the Liberty Floating Rate Fund were only slightly below those of its benchmark for the 12 months ended August 31, 2001.

In the pages that follow, portfolio managers Brian Good and Jim Fellows will provide you with more specific information about market conditions, fund performance and the strategies they employed during the period. As always, we thank you for choosing Liberty Floating Rate Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President

   HIGHLIGHTS

    NET ASSET VALUE PER SHARE, $ (AS OF 8/31/01)
                CLASS A          9.62
                CLASS B          9.62
                CLASS C          9.62
                CLASS Z          9.62

    DISTRIBUTIONS DECLARED PER SHARE, $ (9/01/00-8/31/01)
                CLASS A          0.82
                CLASS B          0.78
                CLASS C          0.77
                CLASS Z          0.85

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

                 May Lose Value
   Not FDIC
   Insured      No Bank Guarantee

 SPECIAL ECONOMIC COMMENTARY

[C.FRAZIER EVANS PHOTO]
                                       C. Frazier Evans has more than 30 years
                                       of investment experience at Liberty Funds
                                       Group, where he has held positions as
                                       director of investment research and
                                       portfolio manager of several equity
                                       funds. He has held the title of senior
                                       economist for the past 15 years.

"Everything's changed."

That statement, echoed again and again after the horrific events of September 11, captures the bewilderment following the tragic attacks on the World Trade Center and the Pentagon and the airplane crash in Pennsylvania. It is true that air travel will probably never be the same again. Certainly travel-related industries have been dealt a heavy blow. And the plunge in consumer confidence after the event suggests that a slump in consumer spending may trigger a recession, perhaps extending into the first part of next year. The effect of a possible recession, coupled with the extra costs of supply disruptions and falling demand, means that earnings forecasts for the equity markets are being revised down sharply.


 "DESPITE THE SHOCK AND SORROW WE ALL FEEL IN THE AFTERMATH OF THIS CALAMITY, IT
  IS WORTH EXAMINING WHAT HAS NOT CHANGED ABOUT THE US ECONOMY."

HISTORIC STRENGTHS OF US ECONOMY REMAIN IN PLACE

Despite the shock and sorrow we all feel in the aftermath of this calamity, it is worth examining what has not changed about the US economy. As a people, we still have enormous resiliency, as the reopening of the New York Stock Exchange and other markets illustrated. Our banking system is liquid and in far better shape than at the inception of the Gulf War in 1991. Inflation is low and easing, which gives the Federal Reserve considerable latitude to deal with the situation. Our federal budget surplus provides ample funds for the new claims on federal spending arising from the enormous task of reconstruction, the shoring up of the airline industry, and the identification and punishment of the perpetrators.

INCREASED ACTIVITY POSSIBLE IN 2002

In short, we believe the economy, although shaken, is likely to recover. Indeed, the seeds of recovery have already been sown. The Federal Reserve has created substantial liquidity over the past 12 months. These funds are parked on the sidelines of the economic system but could eventually find their way first into the equity markets and ultimately into the real economy.

Spending initiatives, particularly military spending, could also accelerate economic activity. Inventory liquidation may give way to inventory accumulation, as manufacturers seek to reduce the impact of transportation disruptions on just-in-time inventory management. Although near-term activity is likely to suffer, we believe the economy could commence a recovery at some point next year.

BOND RATES MAY HOLD

The reaction of the bond market to recent events has been a swift steepening of the yield curve. Short rates have dropped. This reflects not only the September 17 rate cut by the Federal Reserve, but also a growing conviction by market participants that more rate cuts are coming.

Bond market participants are concerned that the opening of the Social Security "lock box" could lead to lower retirement of outstanding Treasury debt. This is certainly possible. While reduced retirement of Treasury debt is a probability, this does not necessarily mean that long-term interest rates must rise. Other factors, such as sluggish economic activity, and a projected decline in the rate of inflation, could be more important. While the market has been buffeted by unfolding events, we believe rates should be able to hold at current levels.

 "IT IS INTERESTING TO NOTE THAT SOME OF THE BEST BUYING OPPORTUNITIES IN THE
  STOCK MARKET HAVE OCCURRED DURING PAST RECESSIONS."

WHAT HISTORY INDICATES

Past crises such as the attack on Pearl Harbor, the Cuban missile standoff, the assassination of John F. Kennedy and Iraq's invasion of Kuwait saw the stock market initially sell off and then recover to pre-crisis levels in a matter of sometimes days, sometimes weeks and, in one case, six months. Although historic trends cannot predict future market action, if we look at 10 financial crises over the past 30 years, we see that although the initial market response was negative, the decline was typically toward the end, not the beginning, of a selloff, and was followed in due course by a significant market recovery.

STAY THE COURSE

For those who are concerned that we may be in the midst of a recession that possibly began with the second quarter of this year, it is interesting to note that some of the best buying opportunities in the stock market have occurred during past recessions. The equity markets, being anticipatory by nature, have tended at some point to look through current troubles to eventual recovery on the other side. Whether that point was reached in the early days of trading when the New York Stock Exchange reopened, or at some point later on, cannot be anticipated. What we can say with more confidence is that even a tragedy of this scope, with its incalculable human consequences, is unlikely to permanently cripple a $10 trillion economy.

The opinions expressed are those of the contributor and are subject to change.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


  FOR C. FRAZIER EVANS' MONTHLY MARKET COMMENTARY VISIT www.libertyfunds.com

 PERFORMANCE INFORMATION

Value of an Initial $10,000 Investment
12/17/98 - 8/31/01

 PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
 CLASSES 12/17/98-8/31/01

               Ending account       Ending account
             value without sales   value with sales
                 charge ($)           charge ($)
 --------------------------------------------------
 Class A           11,905               11,491
 --------------------------------------------------
 Class B           11,814               11,622
 --------------------------------------------------
 Class C           11,781               11,781
 --------------------------------------------------
 Class Z           11,982                  N/A

                                                  CSFB LEVERAGED LOAN       CLASS A SHARES (WITHOUT    CLASS A SHARES (WITH SALES
                                                         INDEX                   SALES CHARGE)                  CHARGE)
                                                  -------------------       -----------------------    --------------------------
12/1998                                                10000.00                    10000.00                     9650.00
                                                       10000.00                    10011.00                     9660.62
                                                       10026.00                    10084.10                     9731.14
                                                        9982.89                    10157.70                     9802.17
                                                       10043.80                    10249.10                     9890.39
                                                       10117.10                    10325.00                     9963.58
                                                       10246.60                    10386.90                    10023.40
                                                       10338.80                    10457.50                    10091.50
                                                       10407.10                    10521.30                    10153.10
                                                       10369.60                    10553.90                    10184.60
                                                       10344.70                    10615.20                    10243.60
                                                       10330.20                    10661.90                    10288.70
                                                       10397.40                    10706.60                    10331.90
                                                       10468.10                    10779.50                    10402.20
                                                       10569.60                    10856.00                    10476.00
                                                       10604.50                    10939.60                    10556.70
                                                       10520.70                    10974.60                    10590.50
                                                       10558.60                    11051.40                    10664.60
                                                       10647.30                    11132.10                    10742.50
                                                       10712.20                    11223.40                    10830.50
                                                       10789.40                    11309.80                    10913.90
                                                       10844.40                    11386.70                    10988.20
                                                       10879.10                    11457.30                    11056.30
                                                       10884.50                    11498.50                    11096.10
                                                       10908.50                    11527.30                    11123.80
                                                       10984.80                    11571.10                    11166.10
                                                       11050.70                    11671.80                    11263.20
                                                       11145.80                    11700.90                    11291.40
                                                       11159.10                    11655.30                    11247.40
                                                       11112.30                    11541.10                    11137.10
                                                       11244.50                    11654.20                    11246.30
                                                       11258.00                    11663.50                    11255.30
                                                       11286.20                    11795.30                    11382.50
8/2001                                                 11376.50                    11905.00                    11491.00

The CSFB Leveraged Loan Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index. Index returns are shown from 12/31/98.

Average annual total return, % as of 8/31/01

Share class                              A                      B                      C                   Z
Inception                             11/2/99                11/2/99                11/2/99             12/17/98
-----------------------------------------------------------------------------------------------------------------------
                                 without    with        without    with        without    with          without
                                  sales     sales        sales     sales        sales     sales          sales
                                 charge    charge       charge    charge       charge    charge          charge
-----------------------------------------------------------------------------------------------------------------------
1-year                            4.56       0.93        4.19       1.06        4.04      3.08          4.89
-----------------------------------------------------------------------------------------------------------------------
Life                              6.67       5.28        6.37       5.72        6.26      6.26          6.92

Average annual total return, % as of 6/30/01

Share class                              A                      B                      C                   Z
-----------------------------------------------------------------------------------------------------------------------
1-year                            3.93       0.32        3.55       0.46        3.41      2.45          4.25
-----------------------------------------------------------------------------------------------------------------------
Life                              6.27       4.79        5.97       5.28        5.86      5.86          6.51

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for class A shares, the appropriate class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year - 3.25%, second year - 3.00%, third year - 2.00%, fourth year - 1.50%, fifth year - 1.00%, thereafter - 0% and the class C shares EWC of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, B and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

      30-DAY SEC YIELD AS OF 8/31/01

                                   AFTER
                              REIMBURSEMENT, %
       CLASS A SHARES               6.92
       CLASS B SHARES               6.82
       CLASS C SHARES               6.67
       CLASS Z SHARES               7.51

       THE 30-DAY SEC YIELD REFLECTS THE PORTFOLIO'S
       EARNING POWER, NET OF EXPENSES, EXPRESSED AS
       AN ANNUALIZED PERCENTAGE OF THE PUBLIC
       OFFERING PRICE AT THE END OF THE PERIOD. IF
       THE ADVISOR OR ITS AFFILIATES HAD NOT WAIVED
       CERTAIN FUND EXPENSES, THE 30-DAY SEC YIELD
       WOULD HAVE BEEN 6.78% FOR CLASS A SHARES,
       6.68% FOR CLASS B SHARES, 6.53% FOR CLASS C
       SHARES AND 7.38% FOR CLASS Z SHARES.

      TOP 10 ISSUERS AS OF 8/31/01

                                    %
                                   ---
       Nextel Finance Companies    2.1
       Washington Group
          International            1.4
       Bridge Information
          Systems                  1.2
       Dressers Inc.               1.2
       OM Group Inc.               1.2
       Allied Waste North
          America                  1.2
       Mueller Group, Inc.         1.2
       Ventas Realty               1.0
       SPX Corporation             1.0
       Titan Corporation           1.0

       HOLDINGS ARE CALCULATED AS A
       PERCENTAGE OF NET ASSETS. BECAUSE THE
       FUND IS ACTIVELY MANAGED, THERE CAN BE
       NO GUARANTEE THAT THE FUND WILL
       CONTINUE TO HOLD THESE SECURITIES IN
       THE FUTURE.

 PORTFOLIO MANAGERS' REPORT

   THE PERIOD DISCUSSED IN THIS REPORT ENDED PRIOR TO THE TRAGIC EVENTS OF SEPTEMBER 11, 2001. HOWEVER, THE PORTFOLIO MANAGERS BELIEVE ALL COMMENTS CONTAINED IN THIS REPORT TO BE ACCURATE IN LIGHT OF THOSE EVENTS.

The tone of the syndicated loan market remained decidedly conservative for the 12 months ended August 31, 2001. As non-investment grade default rates increased to the highest level in 10 years, investors shifted their focus to higher-quality credits. The volume of newly issued loans increased marginally toward the end of the period, but the weak stock market and a continued lack of demand in the high yield bond market created financing difficulties for companies engaged in leveraged buyouts, mergers and acquisitions.

The management team of the Liberty Floating Rate Fund employs a philosophy which focuses on capital preservation and management of credit risk, regardless of credit and market conditions. We execute this inherently defensive strategy by consistently identifying critical differences between credits, thus making credit risk visible and measurable. Our support team of 17 bank loan professionals follows strict guidelines designed to uphold our fundamental approach to research.

FUND SLIGHTLY UNDERPERFORMED BENCHMARK; OUTPERFORMED PEERS

Despite the difficult market conditions during the period, the Liberty Floating Rate Fund performed fairly well. For the 12 months ended August 31, 2001, the fund's class A shares returned 4.56% without a sales charge. This return was slightly lower than that of the fund's benchmark, the CSFB Leveraged Loan Index, which returned 4.93% for the same period. However, the fund significantly outperformed its peers, as indicated by the 12-month return of 2.61% for the Lipper Loan Participation Funds Average.(1)

The fund underperformed the index due, in part, to the fact that the fund holds 252 different issues while the index includes 400 issues. In the difficult credit markets of the past 12 months, the index's greater diversification was advantageous. The fund outperformed its peer group as a result of our strategies during the period, which included exiting the start-up telecommunications field and focusing on value-enhancing credit opportunities.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar objectives as the fund.

INTEREST RATE CUTS CAUSED LOWER DISTRIBUTION RATES

The Federal Reserve Board has repeatedly lowered interest rates since early January 2001. The federal funds rate, which stood at 6.5% one year ago, is currently at 2.5%. The interest rate reductions which occurred through August 31 have contributed to lowering the fund's distribution rate from 8.89% (class A shares at the public offering price) as of August 31, 2000 to 7.25% at the close of the period. However, lower interest rates should benefit the fund's credit quality over the months to come, as a result of lower debt service for the fund's underlying credits.

STRATEGY: AVOID CREDIT PROBLEMS AND FIND VALUE OPPORTUNITIES

During the first half of the period, fund performance was negatively impacted because we were not proactive enough in selling poorly performing holdings in the auto and steel sectors. However, since early March we have taken a much more proactive approach to selling and avoiding issues with financial difficulties, especially in the telecommunications sector. Holdings which were eliminated from the portfolio as a result of this strategy included Winstar Communications and 360 Communications.

Additionally, we have focused on certain value-enhancing opportunities. Our strategy of identifying credits that are trading at a discount to their intrinsic value led us to several opportunities in the health care sector. This value-based strategy has helped to improve the fund's NAV during the second half of the period, but it also presents the risks associated with investing in securities which have been discounted by the market, such as an increased likelihood of default.

DIVERSIFICATION A KEY

During the period, we increased the portfolio's diversification in order to broaden the fund's overall industry exposure and reduce specific issuer concentration. As of August 31, 2001, the portfolio held loans from 188 senior loan issuers, up from 127 issuers as of August 31, 2000.

CAUTIOUS OUTLOOK FOR MONTHS TO COME

Since the September 11 terrorist attacks, we have seen increased volatility in all markets, including the loan market. Resulting deterioration in economic fundamentals may have a negative impact on default expectations and credit spreads. Industry sectors about which we have immediate concerns include hotel, lodging and gaming; automotive suppliers and consumer durables. We do not have any industry exposure to the major commercial airlines.

Our current outlook for the loan market is one of caution, given the possibility of continued economic deterioration, increased corporate distress and higher default rates over the next six to 12 months. However, we believe the market may begin to anticipate an improvement in credit quality as 2001 draws to a close. Additionally, as the pruning of the excesses of the late 1990s continues, investors may benefit from increased recovery on assets that have deteriorated over the past year.


/S/ BRIAN GOOD           /S/ JIM FELLOWS
 BRIAN GOOD              JIM FELLOWS

BRIAN GOOD and JIM FELLOWS, senior vice presidents of Stein Roe & Farnham Incorporated, have been portfolio managers of the Liberty Floating Rate Fund since its inception.


PORTFOLIO QUALITY BREAKDOWN
(DOLLAR-WEIGHTED)

                                  [PIE CHART]

A                      0.83%

Baa                    0.41%

Ba                     44.96%

B                      39.81%

Caa                    4.05%

Ca                     1.22%

Non-rated              2.75%

Withdrawn              1.31%

Other                  4.66%

Total                  100%


QUALITY BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THAT THE FUND WILL CONTINUE TO MAINTAIN THIS QUALITY BREAKDOWN IN THE FUTURE.

SOURCE: MOODY'S CREDIT RATINGS

An investment in the fund offers significant current income potential. However, the following could have the effect of reducing the net asset value (NAV) and distributions of the fund: defaults on the loans held in the portfolio; nonpayment of scheduled interest or principal payments; prepayment of principal by borrowers resulting in a loan's replacement with a lower-yielding security; and the valuation of the portfolio's holdings.

The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

 INVESTMENT PORTFOLIO

August 31, 2001

VARIABLE RATE SENIOR
LOAN INTERESTS(a) - 95.3%          PAR          VALUE
---------------------------------------------------------
AEROSPACE/DEFENSE - 2.8%
Alliant Techsystems:
  Term Loan A         4/20/07  $   510,430   $    512,193
  Term Loan B         4/20/09    2,493,750      2,530,920
DeCrane Aircraft Holdings,
  Inc.:
  Term B              9/30/05    2,927,443      2,902,108
  Term D             12/10/05    1,481,230      1,475,690
United Defense Industries,
  Term B              8/13/09    2,000,000      2,012,581
Veridian Corp.,
  Term Loan            9/5/06    3,960,000      3,938,084
Vought Aircraft Industries
  Inc.:
  Term A              7/24/06    1,000,000        995,468
  Term B              7/24/07    2,414,925      2,436,517
  Term C              7/24/08    1,682,940      1,700,873
                                             ------------
                                               18,504,434
                                             ------------

APPAREL - 0.1%
The William Carter Co.,
  Term Loan B         8/15/08    1,000,000      1,013,723
                                             ------------
AUTOMOTIVE - 4.7%
142466 Ontario Ltd.,
  Term B              8/10/07    3,964,975      3,673,293
Collins and Aikman Products,
  Term D              1/15/06      995,000        958,239
Dayco Products, LLC/Mark IV
  Industries:
  Term Loan A         3/31/07    1,606,616      1,535,586
  Term B              9/30/08    3,214,999      3,168,594
Federal-Mogul Corp.:
  Term B              2/24/05    1,960,000      1,309,270
  Term Loan C         2/24/04      485,000        467,821
J.L. French Automotive Castings, Inc.,
  Term B             10/21/06    3,510,561      2,891,345
Key Plastics LLC.:(b)
  Jr. Sec. Sub Notes  4/30/07       37,681         37,681
  Sr. Sec. Sub Notes  4/30/07      101,433        101,433
Meridian Automotive Systems, Inc.,(b)
  Term B              3/31/07    5,999,292      5,404,844
Metalync Corp.,
  Term B             11/28/08    6,993,000      6,505,849
Stoneridge, Inc.,
  Term B             12/31/05    1,897,892      1,877,696
Venture Holdings Co., LLC
  Term B               4/1/05    3,607,388      3,408,979
                                             ------------
                                               31,340,630
                                             ------------

                                   PAR          VALUE
---------------------------------------------------------

BROADCASTING - 3.3%
Comcorp/WhiteKnight,
  Term A-2            3/31/02  $ 2,703,468   $  2,636,963
Emmis Communications Corp.,
  Term Loan B         8/31/09      974,514        981,550
Entravision Communications Corp.,
  Term B             12/31/08    4,000,000      4,026,348
Gray Communications Systems, Inc.,
  Term Loan B        12/31/05    4,975,000      4,982,848
Sinclair Broadcast Group,
  Inc.,
  Incremental         9/30/09    3,000,000      3,033,206
UPC Financing Partnership,(b)
  Term C-2            3/31/09    7,000,000      6,310,284
Young Broadcasting Inc.,
  Term B             12/31/06      309,919        314,514
                                             ------------
                                               22,285,713
                                             ------------

BUILDING & REAL ESTATE - 1.5%
Formica Corp.,
  Term B              4/30/06    2,963,304      2,532,328
Juno Lighting,
  Term B             11/30/06      954,970        948,663
Tapco International Corp.:
  Term B              6/23/07    4,052,399      3,932,992
  Term C              6/23/08    2,827,399      2,744,508
                                             ------------
                                               10,158,491
                                             ------------

BUSINESS SERVICES - 2.0%
Encompass,
  Term C              5/10/07    4,443,750      4,346,337
NATG Holdings LLC.:(b)
  Term B             12/14/06    3,874,973      3,297,572
  Term C              6/30/07    3,960,000      3,370,328
Transaction Network Services, Inc.,
  Term B               4/3/07    2,412,500      2,425,244
                                             ------------
                                               13,439,481
                                             ------------
CABLE TELEVISION - 2.0%
Century Cable Holdings, LLC.:
  Term B              6/30/09    1,000,000        994,256
  Discretionary       6/30/09      500,000        497,745
Charter Communications Operating, LLC.,
  Incremental Term B 12/30/08    4,500,000      4,494,345
Insight Midwest Holdings, LLC.,
  Term B             12/31/09      500,000        506,361
RCN Corp.,
  Term B               6/3/07    6,000,000      4,682,371

See notes to investment portfolio.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a) (CONTINUED)           PAR          VALUE
---------------------------------------------------------
CABLE TELEVISION (CONTINUED)
Videotron Ltee,
  Term Loan B        12/29/09  $ 2,000,000   $  2,019,964
                                             ------------
                                               13,195,042
                                             ------------
CASINOS/GAMBLING - 1.7%
Alliance Gaming Corp.,
  Term Loan          12/31/06    3,500,000      3,515,987
American Casinos Inc.:
  Term B             12/20/06      680,015        684,849
  Term C             12/20/08      582,870        587,013
Argosy Gaming Co.,
  Term Loan           7/31/08    1,650,000      1,668,895
Boyd Gaming Corp.,
  Term B              6/15/03    2,904,750      2,914,522
Isle of Capri Casinos:
  Term B               3/2/06    1,063,973      1,064,137
  Term C               3/2/07      930,976        931,051
                                             ------------
                                               11,366,454
                                             ------------
CHEMICALS - 4.2%
Hercules Inc.,
  Term Loan D        11/15/05    3,482,500      3,472,968
Huntsman Corp.:
  New Term Loan B    6/30/04     3,010,539      2,517,564
  Term Loan C        12/31/05    3,489,461      2,910,210
Huntsman ICI Chemicals, LLC.:
  Term B              6/30/07      465,253        461,557
  Term C              6/30/08    3,241,324      3,212,262
ISP Technologies,
  Term Loan           6/29/08    4,000,000      3,998,650
Lyondell Chemical Co.,
  Term E              6/30/06    1,024,485      1,041,820
Messer Griesheim Industries:
  Term B              6/14/09      877,032        887,517
  Term C              6/14/10    1,622,968      1,642,161
PMD Group:
  Term A              3/31/07      625,000        616,833
  Term B              9/30/08    2,000,000      1,978,143
Resolution Performance Products/
  RPP Capital Corp.,
  Term B             12/31/08    5,571,429      5,627,091
                                             ------------
                                               28,366,776
                                             ------------

                                   PAR          VALUE
---------------------------------------------------------

CONSUMER SERVICES - 0.5%
AMF Bowling Worldwide, Inc.:
  Axel A              3/31/03  $ 2,534,940   $  2,037,458
  Axel B               4/1/04    1,327,300      1,066,818
  Term A              3/31/02       78,750         61,582
                                             ------------
                                                3,165,858
                                             ------------

CONSUMER SPECIALTIES - 2.1%
American Greetings Corp.,
  Term Loan           6/15/06    3,000,000      3,005,018
Jostens, Inc.:
  Term A              5/31/06      859,709        854,049
  Term B              5/31/08    3,960,497      3,959,225
Playtex Products,
  Term Loan B         3/31/09    1,247,813      1,262,163
Weight Watchers International, Inc.:
  Term A              9/30/05    1,301,430      1,304,819
  Term B              9/30/06      438,042        442,231
  Term B-1            9/30/06    3,346,641      3,378,587
                                             ------------
                                               14,206,092
                                             ------------

CONTAINERS/PACKAGING - 2.5%
Gaylord Container Corp.,
  Term Loan B         6/19/04    4,387,957      4,196,336
Greif Brothers,
  Term Loan B         2/28/08    1,710,302      1,719,800
Pliant Corp.,
  Term B              5/31/08    3,928,571      3,768,246
Riverwood International
  Corp.,
  Revolver                         150,000        158,997
  Term Loan          12/31/06    2,500,000      2,530,767
United States Can Co.,
  Term B              10/3/08    4,481,250      4,450,555
                                             ------------
                                               16,824,701
                                             ------------

DIVERSIFIED COMMERCIAL SERVICES - 1.6%
Concentra Operating Corp.:
  Term B              6/30/06    3,286,465      3,285,243
  Term C              6/30/07    1,643,233      1,643,717
EPS Solutions Corp.(c)
  Term A              6/14/01      516,011             (d)
Outsourcing Solutions Inc.,
  Term B              5/31/06    5,912,280      5,619,217
                                             ------------
                                               10,548,177
                                             ------------

See notes to investment portfolio.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a) (CONTINUED)           PAR          VALUE
---------------------------------------------------------
DIVERSIFIED MANUFACTURING - 4.5%
Freedom Forge Corp.,(b)
  Term Loan          12/17/04  $ 1,033,523   $    878,494
General Cable Corp.,
  Term B              5/27/07      512,150        508,749
Gentek Inc.,
  Term C             10/31/07    4,955,019      4,538,749
Jason Inc.,
  Term B              6/30/07    4,455,000      4,349,689
MTD Products Inc.,
  Term B              6/20/07    3,465,000      3,466,797
Polymer Group, Inc.:
  Term Loan B        12/20/05    2,987,705      2,689,015
  Term C              9/30/08    2,475,000      2,229,536
Polypore, Inc.,
  Term B             12/31/06    1,894,340      1,902,522
SPX Corp.:
  Term A              9/30/04    1,531,915      1,528,417
  Term B             12/31/06    2,865,455      2,874,271
  Term Loan C1       12/31/07    2,493,750      2,503,926
Yuasa Capital Inc.,
  Term B              11/9/08    2,487,500      2,466,720
                                             ------------
                                               29,936,885
                                             ------------

ELECTRIC UTILITIES - 2.2%
AES EDC Funding II, LLC.,
  Term Loan           10/6/03    4,000,000      3,991,472
AES Texas Funding III, LLC.,
  Term Loan           3/31/02    1,503,846      1,502,427
Mission Energy Holding Co.:
  Term Loan A          7/2/06    1,298,701      1,290,895
  Term Loan B          7/2/06    3,701,299      3,679,051
Western Resources,
  Term B              3/17/03    4,440,075      4,424,398
                                             ------------
                                               14,888,243
                                             ------------
ELECTRONIC COMPONENTS - 2.9%
Knowles Electronics, Inc.,
  Term B              6/29/07    3,967,444      3,671,224
Manufacturers Services Ltd. Overseas Finance,(b)
  Term Loan           9/30/05    6,352,000      6,378,160
Seagate Technology (US) Holdings, Inc.,
  Term B             11/22/06    4,975,000      4,934,772
Viasystems, Inc.:
  Term B              3/31/07    2,466,722      2,296,107
  Term B Chips        3/31/07    2,483,278      2,311,517
                                             ------------
                                               19,591,780
                                             ------------

                                   PAR          VALUE
---------------------------------------------------------

ENGINEERING & CONSTRUCTION - 1.6%
URS Corp.:
  Term B               6/9/06  $   735,000   $    738,709
  Term C               6/9/07      735,000        738,709
Washington Group
  International,(c)
  Term B               7/7/07   12,680,000      9,462,353
                                             ------------
                                               10,939,771
                                             ------------

ENVIRONMENTAL SERVICES - 2.8%
Allied Waste North America, Inc.:
  Term A              7/21/05    1,000,000      1,004,160
  Term B              7/23/06    3,151,927      3,149,771
  Term C              7/23/07    3,782,311      3,779,444
Duratek,
  Term Loan B         12/8/06    1,984,925      1,931,621
Environmental Systems Products Holdings Inc.:
  Tranche 1          12/31/04    5,322,201      4,419,298
  Tranche 2          12/31/04      602,418        331,542
Stericycle Inc.,
  Term Loan B        11/10/06      600,000        604,623
Synagro Technologies, Inc.,
  Term B              7/27/07    3,748,535      3,683,614
                                             ------------
                                               18,904,073
                                             ------------

FARMING/AGRICULTURE - 1.0%
Hines Nurseries, Inc.,
  Term B              2/28/05    2,978,333      2,876,319
Quality Stores, Inc.,(b)
  Term B               5/7/06    2,828,895      2,122,893
United Industries Corp.,
  Term Loan B         1/20/06    1,500,000      1,404,999
                                             ------------
                                                6,404,211
                                             ------------

FINANCE COMPANIES - 0.2%
Finova Capital Corp.,
  Note                5/15/09    1,500,000      1,106,250
                                             ------------

FOOD CHAINS - 1.1%
Big V Supermarkets, Inc.,(c)
  Term B              8/10/03    2,089,296      1,671,437
Buffets, Inc.,
  Term A              3/31/07    1,490,000      1,506,319
Carrols Corp.,
  Term B             12/31/07    3,975,000      3,961,632
                                             ------------
                                                7,139,388
                                             ------------

See notes to investment portfolio.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a) (CONTINUED)           PAR          VALUE
---------------------------------------------------------
FOOD MANUFACTURING - 3.6%
American Seafoods Group, LLC.,
  Term B             12/31/05  $ 2,925,102   $  2,933,122
Commonwealth Brands, Inc.,
  Term Loan          12/31/04    5,500,000      5,509,316
CP Kelco US Inc.:
  Term B              3/31/08    3,862,500      3,667,265
  Term C              9/30/08    1,287,500      1,223,495
Del Monte Corp.,
  Term Loan           3/31/08      748,125        757,249
Flower Foods, Inc.,
  Term Loan B         3/26/07    1,000,000      1,011,452
Merisant Corp.,
  Term B              3/31/07    3,016,217      3,022,471
Michael Foods Inc.,
  Term B              4/10/08    1,246,875      1,264,199
New World Pasta Co.,
  Term B              1/28/06    2,512,175      2,503,225
Pinnacle Foods Holding Corp.,
  Term Loan           5/22/08    2,000,000      2,004,626
                                             ------------
                                               23,896,420
                                             ------------
HEALTHCARE SERVICES - 3.1%
Advanced Paradigm, Inc.,
  Term B              10/2/07    2,870,859      2,907,720
Alliance Imaging Inc.,
  Term A             10/31/06    3,549,618      3,551,786
Caremark, RX, Inc.,
  Term Loan           3/15/06      997,500      1,008,237
Integrated Health Services,
  Inc.,(c)
  Revolver            9/30/03    5,000,000      3,012,500
Stewart Enterprises, Inc.,
  Term Loan           6/30/06    5,500,000      5,542,293
Team Health, Inc.,
  Term B              1/30/05    4,692,428      4,688,589
                                             ------------
                                               20,711,125
                                             ------------
HOME FURNISHINGS - 0.1%
Simmons Co.,
  Term B             10/29/05      419,125        420,572
                                             ------------

HOSPITAL MANAGEMENT - 1.9%
Columbia-Healthone LLC.,
  Term B              6/30/05    1,965,517      1,977,802
Community Health Systems, Inc.,
  Term D             12/31/05    2,182,341      2,197,095

                                   PAR          VALUE
---------------------------------------------------------
Iasis Healthcare Corp.,
  Term B              7/30/06  $ 3,445,841   $  3,444,793
Meditrust Corp.,
  Term Loan           5/31/03      500,000        502,435
Triad Hospitals, Inc.:
  Term Loan A         3/31/07    3,500,000      3,512,146
  Term Loan B         9/30/08    1,000,000      1,012,423
                                             ------------
                                               12,646,694
                                             ------------

HOTELS/RESORT - 1.4%
Extended Stay America, Inc.,
  Term Loan B         1/15/08    3,000,000      3,014,510
Sunburst Hospitality Corp.,
  Tranche 2          12/31/05    2,702,537      2,700,492
Wyndham International, Inc.,
  Term B              6/30/06    3,500,000      3,415,272
                                             ------------
                                                9,130,274
                                             ------------

INDUSTRIAL MACHINERY - 0.1%
Terex Corp.,
  Term C               3/6/06      595,255        597,736
                                             ------------
INSURANCE BROKER/SERVICE - 1.7%
Conseco Industries,
  Term Loan 03        9/25/03    5,500,000      5,096,443
Tack Acquisition Corp.,
  Term Loan B         3/31/07      500,000        499,911
Willis North America, Inc.:
  Term C              2/19/08    2,761,237      2,768,377
  Term D              8/19/08    2,761,237      2,768,377
                                             ------------
                                               11,133,108
                                             ------------

MEDIA CONGLOMERATES - 1.2%
Bridge Information
  Systems:(c)
  Multidraw           5/29/03    1,426,713        844,293
  Revolver             7/7/03      923,819        545,053
  Term Loan A          7/7/03    2,990,590      1,764,448
  Term B               7/7/05    8,487,216      5,007,458
                                             ------------
                                                8,161,252
                                             ------------

MEDICAL SPECIALTIES - 0.9%
Dade Behring Inc.:
  Term B              6/30/06    2,515,515      2,077,917
  Term C              6/30/07    3,501,168      2,890,141
Stryker Corp.,
  Term B              12/4/05      710,966        714,743
                                             ------------
                                                5,682,801
                                             ------------

See notes to investment portfolio.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a) (CONTINUED)           PAR          VALUE
---------------------------------------------------------
METAL FABRICATIONS - 2.4%
Mueller Group, Inc.:
  Term B              8/16/06  $ 2,984,323   $  2,990,992
  Term C              8/16/07    2,984,322      2,991,196
  Term D              8/16/07    1,728,125      1,740,578
OM Group, Inc.:
  Term B              6/30/08    3,000,000      3,013,364
  Asset Sale TL       8/23/02    5,000,000      5,016,933
                                             ------------
                                               15,753,063
                                             ------------
METALS/MINING - 2.2%
Dressers, Inc.:
  Term Loan A         4/10/07    3,000,000      3,028,059
  Term B              4/10/09    5,000,000      5,076,977
LTV Corp.:
  DIP                 6/30/02    1,066,425        927,812
  Term B             10/31/04    2,154,167      1,858,085
Stillwater Mining Co.,
  Term B             12/31/07    3,990,000      4,003,755
                                             ------------
                                               14,894,688
                                             ------------

MILITARY/GOVERNMENT - 1.0%
Titan Corp.:
  Term B              2/23/07    1,984,925      1,976,173
  Term C               6/1/07    4,809,125      4,788,812
                                             ------------
                                                6,764,985
                                             ------------

MOVIES/ENTERTAINMENT - 2.7%
Metro-Goldwyn-Mayer Studios Inc.,
  Term A              3/31/05    5,000,000      4,968,057
Regal Cinemas, Inc.,(c)
  Term Loan A         5/27/07    5,000,000      4,953,570
Six Flags Theme Park Inc.,
  Term B              9/30/05    3,000,000      3,031,829
United Artists Theatre Co.,
  Term Loan           1/24/05    5,574,533      5,398,590
                                             ------------
                                               18,352,046
                                             ------------

OFFICE SUPPLIES - 0.4%
Mail-Well Inc.,
  Term B              2/22/07    3,099,696      2,994,734
                                             ------------

OIL REFINING/MARKETING - 1.3%
Ocean Rig 2,
  Term Loan           6/30/06    4,500,000      4,115,243
Port Arthur Finance Corp.,
  Term B              6/15/07    4,620,000      4,614,242
                                             ------------
                                                8,729,485
                                             ------------

                                   PAR          VALUE
---------------------------------------------------------
PAPER - 1.3%
Bear Island Paper Co.,
  Term               12/31/05  $   271,038   $    266,999
Grant Forest Products Inc.,
  Term B             10/12/08    1,977,538      1,985,310
Port Townsend Paper Corp.,
  Term Loan B         3/16/07    1,995,000      1,973,371
Potlatch Corp.,
  Term B              6/29/05    1,500,000      1,516,287
Stone Container Corp.,
  Term F             12/31/05    3,245,436      3,256,792
                                             ------------
                                                8,998,759
                                             ------------

PRINTING/PUBLISHING - 2.1%
American Media Operations, Inc.,
  Term B               4/1/07      498,750        501,958
Canwest Media Inc.:
  Term Loan B-2       5/15/08    1,829,509      1,849,154
  Term Loan C-2       5/15/09    1,142,991      1,155,264
DIMAC Holdings.:(c)
  Term A             12/31/05      246,193         27,081
  Term B               1/1/02       90,960         72,768
DIMAC Marketing Partners:(c)
  Revolver             7/1/03       27,443          3,019
  Tranche A            7/1/03       65,265          7,179
  Tranche B            1/1/05      246,193         27,081
Muzak, LLC.,(b)
  Term B             12/31/06    2,474,942      2,466,231
Transwestern Publishing Co., LLC.,
  Term Loan B         6/27/08    2,000,000      2,021,890
Weekly Reader Corp./Compass Learning Inc.,
  Term B             11/30/06    5,917,273      5,727,079
                                             ------------
                                               13,858,704
                                             ------------

RAIL/SHIPPING - 1.5%
Helm Financial Corp.,(b)
  Term B             10/18/06    6,467,500      6,347,382
Kansas City Southern Railway Co.,
  Term Loan B        12/31/06      995,000      1,004,329
RailAmerica Transportation Corp.,
  Term B             12/31/06    2,584,019      2,599,449
                                             ------------
                                                9,951,160
                                             ------------
REAL ESTATE INVESTMENT TRUST - 1.8%
Corrections Corp. of America:
  Term B             12/31/02    2,740,659      2,644,799
  Term C             12/31/02    2,293,407      2,213,220

See notes to investment portfolio.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a) (CONTINUED)           PAR          VALUE
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (CONTINUED)
Ventas Realty,
  Term C             12/31/07  $ 7,005,731   $  6,923,570
                                             ------------
                                               11,781,589
                                             ------------

RENTAL/LEASING COMPANIES - 0.4%
NationsRent, Inc.,
  Term B              7/20/06    3,000,000      2,205,782
Rent-A-Center Inc.,
  Term B              1/31/06      337,961        343,220
                                             ------------
                                                2,549,002
                                             ------------

RETAIL STORES - 1.0%
Hartz Mountain,
  Term Loan          12/31/07      496,982        500,694
Rite Aide Corp.,
  Term Loan           6/27/05    4,000,000      4,011,747
Travel Centers of America,
  Inc., Term Loan    11/14/08    2,000,000      2,017,691
                                             ------------
                                                6,530,132
                                             ------------

SEMICONDUCTORS - 0.3%
On Semiconductor Components Industries, LLC.:
  Term B               8/4/06      481,481        430,673
  Term C               8/4/07      518,519        464,378
  Term D               8/4/07    1,300,000      1,165,441
                                             ------------
                                                2,060,492
                                             ------------

STEEL/IRON ORE - 1.5%
Isput Inland, LP.:
  Term B              7/16/05    2,455,790      2,000,725
  Term C              7/16/06    2,455,790      2,000,725
UCAR Finance Inc.,
  Term B             12/31/07    5,800,453      5,696,866
                                             ------------
                                                9,698,316
                                             ------------

TELECOMMUNICATIONS INFRASTRUCTURE EQUIPMENT - 1.0%
Global Crossing Holdings,
  Inc.,
  Term B              6/30/06    2,000,000      1,810,701
Spectrasite Communications, Inc.,
  Tranche B-TL       12/31/07    5,000,000      4,655,126
                                             ------------
                                                6,465,827
                                             ------------
TELECOMMUNICATIONS SERVICES - 4.7%
Alec Acquisition Corp.:
  Term B             11/14/07    1,578,947      1,527,237
  Term C              5/14/08    1,421,053      1,369,728

                                   PAR          VALUE
---------------------------------------------------------
Broadwing Inc.:
  Term Loan B         11/2/06  $ 1,500,000   $  1,477,987
  Incremental Term C  6/29/07    1,500,000      1,492,913
Cricket Communications, Inc.,(b)
Vendor TL             6/30/07    5,500,000      4,627,785
GT Group Telecom Services Corp.,(b)
  Lucent Term A       6/30/08    5,000,000      4,253,886
ICG Communications, Inc.,
  Term B              3/31/06      479,809        470,213
KMC Telecom, Inc.,
  Term                 7/1/07    2,000,000      1,602,628
McLeodUSA Inc.,
  Term B              5/31/08    4,000,000      3,334,241
Time Warner Telecom,
  Term B              3/31/08    3,500,000      3,453,947
Valor Telecommunications
  Enterprises, LLC,
  Term B              8/31/07    4,962,500      4,906,014
XO Communications, Inc.,
  Term B             10/31/05    4,000,000      3,142,362
                                             ------------
                                               31,658,941
                                             ------------

TEXTILES - 0.7%
SI Corp.,
  Term B             12/14/07    4,981,250      4,444,029
                                             ------------

TOBACCO - 0.8%
UST, Inc.,
  Term B              2/16/05    5,445,000      5,523,837
                                             ------------
TRANSPORTATION - 2.3%
Evergreen International Aviation, Inc.:
  Term B-1             5/7/03      899,513        697,277
  Term B-2             5/7/04    3,598,135      2,791,789
Gemini Air,
  Term A              8/12/05    3,193,034      2,803,870
Great Lakes Transportation,
  Term Loan           3/23/08      985,000        969,332
Motor Coach Industries:
  Term Loan           6/16/06    1,899,087      1,491,787
  Term B              6/16/06    1,365,115      1,137,018
Osh Kosh Truck Corp.,
  Term Loan B         1/31/07    1,000,000      1,008,654
Transportation Technology,(b)
  Term B              3/31/07    5,495,430      4,675,973
                                             ------------
                                               15,575,700
                                             ------------

See notes to investment portfolio.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a) (CONTINUED)           PAR          VALUE
---------------------------------------------------------
VETERINARY SERVICES - 0.4%
Vicar Operating, Inc.,
  Term Loan B         9/20/06  $ 2,500,000   $  2,511,989
                                             ------------
WIRELESS TELECOMMUNICATIONS - 6.2%
American Cellular Corp.:
  Term B              3/31/08    1,245,675      1,232,932
  Term C              3/31/09    1,423,629      1,409,065
Centennial Cellular Operating Co., LLC.:
  Term B              5/31/07    2,361,386      2,288,644
  Term C             11/30/07    1,628,382      1,577,972
Dobson Operating Co.,
  Term B             12/31/07    2,093,125      2,081,055
Nextel Finance Co.:
  Term B              6/30/08    5,250,000      4,868,741
  Term C             12/31/08    5,250,000      4,868,668
  Term D              3/31/09    4,500,000      4,098,369
Nextel Partners, Inc.,
  Term                1/29/08    6,000,000      5,828,652
Rural Cellular Corp.:
  Term B              10/3/08    2,250,000      2,209,425
  Term C               4/3/09    2,250,000      2,209,659
Sygnet Wireless, Inc.:
  Term B              3/23/07      858,982        842,768
  Term C             12/23/07    3,861,481      3,754,508
Ubiquitel Operating Co.,
  Term B             11/17/08    4,500,000      4,390,807
                                             ------------
                                               41,661,265
                                             ------------
Total Variable Rate Senior Loan Interests
  (cost of $648,844,951)                      636,464,898
                                             ------------
    COMMON STOCKS - 0.2%         SHARES
---------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.0%
Environmental Systems
  Products, Inc.                     3,445             (d)
MOVIES/ENTERTAINMENT - 0.2%
United Artist(e)                   113,730      1,023,573
                                             ------------
Total Common Stocks
  (cost of $3,891,649)                          1,023,573
                                             ------------
   PREFERRED STOCKS - 0.0%
---------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.0%
Dimac Inc.(c)(e)                       483             (d)
Environmental Systems
  Products, Inc.                       570          6,551
                                             ------------

   PREFERRED STOCKS - 0.0% (CONTINUED)          VALUE
---------------------------------------------------------
Total Preferred Stocks
  (cost of $697,302)                         $      6,551
                                             ------------
         SHORT-TERM
     OBLIGATIONS - 3.7%            PAR
---------------------------------------------------------

COMMERCIAL PAPER - 3.7%
American Home Products,
  3.720%               9/4/01  $10,000,000      9,996,900
Dow Chemical Corp.,
  3.700%               9/4/01   10,000,000      9,996,917
Enron Corp.,
  3.770%               9/4/01    4,500,000      4,500,000
                                             ------------
Total Short Term Obligations
  (cost of $24,493,817)                        24,493,817
                                             ------------
Total Investments - 99.2%
  (cost of $677,927,719)(f)                   661,988,839
                                             ------------
OTHER ASSETS & LIABILITIES, NET - 0.8%          5,463,014
---------------------------------------------------------
NET ASSETS - 100.0%                          $667,451,853
                                             ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in which the Portfolio invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

(b) Represents fair value as determined in good faith under the direction of the Trustees.

(c) This issuer is in default of certain debt covenants. Income is not being accrued.

(d)  Rounds to less than one.

(e)  Non-income producing.

(f) At August 31, 2001, the cost of investments for federal income tax purposes was $678,095,219.

           Acronym                          Name
           -------                          ----
             DIP                    Debtor in Possession

See notes to financial statements.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

 STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

ASSETS
  Investments, at value
    (cost of $677,927,719)                 $661,988,839
  Cash                                        2,406,449
  Receivable for:
    Investments sold                             20,891
    Interest and fees                         4,324,034
  Other assets                                   81,410
                                           ------------
    Total Assets                            668,821,623
                                           ------------
LIABILITIES
  Deferred facility fees                      1,113,002
  Payable for:
    Investments purchased                           804
    Management fee                              243,801
  Other liabilities                              12,163
                                           ------------
    Total Liabilities                         1,369,770
                                           ------------
Net Assets                                 $667,451,853
                                           ============

 STATEMENT OF OPERATIONS

For the Year Ended August 31, 2001

INVESTMENT INCOME
Interest income                             $ 60,898,554
Fee income                                       830,833
                                            ------------
    Total Investment Income                   61,729,387

EXPENSES
Management fee                $2,932,458
Transfer agent fee                 6,000
Bookkeeping fee                   35,350
Trustees' fee                      8,367
Custody fees                      30,220
Legal fees                       198,109
Other expenses                   270,312
                              ----------
    Total Expenses             3,480,816
    Custody credits earned        (2,671)
                              ----------
    Net Expenses                               3,478,145
                                            ------------
    Net Investment Income                     58,251,242
                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized loss on
  investments                                (10,920,726)
Net change in unrealized
  appreciation/depreciation
  on investments                             (14,498,371)
                                            ------------
    Net Loss                                 (25,419,097)
                                            ------------
Increase in Net Assets from
  Operations                                $ 32,832,145
                                            ============

See notes to financial statements.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

 STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                             AUGUST 31, 2001    AUGUST 31, 2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                          $  58,251,242      $ 23,392,751
Net realized gain (loss) on investments                          (10,920,726)          243,143
Net change in unrealized appreciation/depreciation on
  investments                                                    (14,498,371)       (1,717,520)
                                                               -------------      ------------
  Net Increase from Operations                                    32,832,145        21,918,374
                                                               -------------      ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                    373,685,346       375,732,140
Withdrawals                                                     (246,730,943)      (18,278,209)
                                                               -------------      ------------
  Net Increase from Transactions in Investors' Beneficial
    Interest                                                     126,954,403       357,453,931
                                                               -------------      ------------
  Net Increase in Net Assets                                     159,786,548       379,372,305

TOTAL NET ASSETS
Beginning of period                                              507,665,305       128,293,000
                                                               -------------      ------------
End of period                                                  $ 667,451,853      $507,665,305
                                                               =============      ============

See notes to financial statements.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

 STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2001

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Investment Income                     $  58,251,242
Adjustments to reconcile net increase in
  net assets from operations to net cash
  used in operating activities
  Purchases of investments securities      (568,328,893)
  Proceeds from disposition of
    investments securities                  379,229,842
  Sale of short-term investments, net         6,454,238
  Increase in interest and fees
    receivable                                  (13,034)
  Decrease in receivable for investments
    sold                                        938,648
  Increase in other assets                      (62,420)
  Increase in payable for deferred
    facility fees                               149,736
  Increase in accrued expenses                   49,452
  Increase in payable for investments
    purchased                                       804
  Decrease in other liabilities                 (13,684)
  Net accretion of income                    (1,365,777)
                                          -------------
Net cash used by operating activities      (124,709,846)
                                          -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from capital contributions       373,685,346
  Payment of capital withdrawals           (246,730,943)
                                          -------------
Net cash provided from financing
  activities                                126,954,403
                                          -------------
Net Increase in Cash                          2,244,557

CASH:
Beginning of the period                         161,892
                                          -------------
End of the period                         $   2,406,449
                                          =============

See notes to financial statements.

 LIBERTY FLOATING RATE FUND

 STATEMENT OF ASSETS & LIABILITIES

August 31, 2001

ASSETS
Investment in Portfolio, at value            $530,600,666
Receivable for:
  Fund shares sold                              2,326,911
  Expense reimbursement due from
    Advisor                                       177,051
Other assets                                      149,744
                                             ------------
    Total Assets                              533,254,372
                                             ------------
LIABILITIES
Payable for:
  Distributions                                 3,095,487
Accrued:
  Administration fee                               85,973
  Bookkeeping fee                                  13,883
  Transfer agent fee                               17,312
  Custody fee                                         109
Other liabilities                                  31,173
                                             ------------
    Total Liabilities                           3,243,937
                                             ------------
NET ASSETS                                   $530,010,435
                                             ============
COMPOSITION OF NET ASSETS
Paid in capital                              $549,571,889
Undistributed net investment income               129,272
Accumulated net realized loss
  allocated from Portfolio                     (7,917,994)
Net unrealized depreciation on
  investments allocated from
  Portfolio                                   (11,772,732)
                                             ------------
NET ASSETS                                   $530,010,435
                                             ============
Net asset value and redemption price
  per share - Class A
  ($138,058,349/14,344,592)                  $     9.62(a)
                                             ============
Maximum offering price per share -
  Class A ($9.62/0.9650)                     $     9.97(b)
                                             ============
Net asset value and offering price
  per share - Class B
  ($195,891,125/20,353,580)                  $     9.62(a)
                                             ============
Net asset value and offering price
  per share - Class C
  ($184,398,583/19,159,468)                  $     9.62(a)
                                             ============
Net asset value, offering and
  redemption price per share - Class
  Z ($11,662,378/1,211,750)                  $       9.62
                                             ============

 STATEMENT OF OPERATIONS

For the Year Ended August 31, 2001

INVESTMENT INCOME
Interest and fees allocated
  from Portfolio                            $ 46,469,275

EXPENSES
Expenses allocated from
  Portfolio                   $2,639,525
Administrative fee               980,659
Service fee - Class A            408,037
Service fee - Class B            388,772
Service fee - Class C            411,036
Distribution fee - Class A       163,215
Distribution fee - Class B       699,790
Distribution fee - Class C       986,487
Transfer agent fee               918,377
Bookkeeping fee                   58,747
Other expenses                   257,269
                              ----------
    Total Expenses             7,911,914
Fees and expenses waived or
  borne by the Advisor          (909,508)
                              ----------
    Net Expenses                               7,002,406
                                            ------------
    Net Investment Income                     39,466,869
                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM PORTFOLIO
Net realized loss on
  investments allocated from
  Portfolio                                   (7,917,994)
Net change in unrealized
  appreciation/depreciation
  on investments allocated
  from Portfolio                             (11,309,126)
                                            ------------
    Net Loss                                 (19,227,120)
                                            ------------
Increase in Net Assets from
  Operations                                $ 20,239,749
                                            ============

(a) Redemption price per share is equal to net asset value less any applicable early withdrawal charge.
(b)  On sales of $100,000 or more the offering price is reduced.

See notes to financial statements.

 LIBERTY FLOATING RATE FUND -- STATEMENT OF CHANGES IN NET ASSETS

                             YEAR ENDED     YEAR ENDED
INCREASE (DECREASE) IN NET   AUGUST 31,     AUGUST 31,
ASSETS                          2001         2000(A)
-------------------------------------------------------
OPERATIONS:
Net investment income       $39,466,869    $  8,292,119
Net realized gain (loss)
  on investments allocated
  from Portfolio             (7,917,994)         93,857
Net change in unrealized
 appreciation/depreciation
  on investments allocated
  from Portfolio            (11,309,126)       (459,097)
                            ------------   ------------
    Net Increase from
      Operations             20,239,749       7,926,879
                            ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment
  income - Class A          (13,676,545)     (3,948,380)
From realized
  gains - Class A               (32,655)           (110)
From net investment
  income - Class B          (12,178,768)     (2,086,637)
From realized
  gains - Class B               (29,079)            (58)
From net investment
  income - Class C          (12,668,851)     (1,956,137)
From realized
  gains - Class C               (30,249)            (55)
From net investment
  income - Class Z             (784,653)       (329,438)
From realized
  gains - Class Z                (1,873)             (9)
                            ------------   ------------
    Total Distributions to
      Shareholders          (39,402,673)     (8,320,824)
                            ------------   ------------
SHARE TRANSACTIONS:
Subscriptions - Class A      78,582,954     145,898,151
Distributions reinvested -
  Class A                     9,007,906       2,733,318
Redemptions - Class A       (90,167,061)     (1,278,220)
                            ------------   ------------
    Net Increase
      (Decrease) - Class A   (2,576,201)    147,353,249
                            ------------   ------------
Subscriptions - Class B     134,596,895      84,309,371
Distributions reinvested -
  Class B                     6,505,834       1,133,391
Redemptions - Class B       (23,060,369)     (1,638,999)
                            ------------   ------------
    Net Increase - Class B  118,042,360      83,803,763
                            ------------   ------------
Subscriptions - Class C     143,300,030      91,170,215
Distributions reinvested -
  Class C                     8,431,860       1,237,979
Redemptions - Class C       (52,579,082)       (620,872)
                            ------------   ------------
    Net Increase - Class C   99,152,808      91,787,322
                            ------------   ------------

                            YEAR ENDED     YEAR ENDED
                            AUGUST 31,     AUGUST 31,
                               2001         2000(A)
------------------------------------------------------
Subscriptions - Class Z    $ 6,172,570    $  6,826,103
Distributions
  reinvested - Class Z         134,010          69,740
Redemptions - Class Z       (1,165,711)       (925,709)
                           ------------   ------------
    Net Increase - Class
      Z                      5,140,869       5,970,134
                           ------------   ------------
    Net Increase from
      Shares Transactions  219,759,836     328,914,468
                           ------------   ------------
    Total Increase in Net
      Assets               200,596,912     328,520,523
TOTAL NET ASSETS:
Beginning of period        329,413,523         893,000
                           ------------   ------------
End of period (including
  undistributed and
  overdistributed net
  investment income of
  $129,272 and ($28,780),
  respectively)            $530,010,435   $329,413,523
                           ============   ============
CHANGES IN SHARES:
Subscriptions - Class A      7,972,222      14,576,365
Issued for distributions
  reinvested - Class A         919,080         273,002
Redemptions - Class A       (9,268,387)       (127,691)
                           ------------   ------------
    Net Increase
      (Decrease) - Class
      A                       (377,085)     14,721,676
                           ------------   ------------
Subscriptions - Class B     13,694,219       8,420,114
Issued for distributions
  reinvested - Class B         667,028         113,190
Redemptions - Class B       (2,377,099)       (163,873)
                           ------------   ------------
    Net Increase - Class
      B                     11,984,148       8,369,431
                           ------------   ------------
Subscriptions - Class C     14,547,796       9,105,584
Issued for distributions
  reinvested - Class C         863,496         123,637
Redemptions - Class C       (5,418,989)        (62,056)
                           ------------   ------------
    Net Increase - Class
      C                      9,992,303       9,167,165
                           ------------   ------------
Subscriptions - Class Z        632,966         680,399
Issued for distributions
  reinvested - Class Z          13,700           7,279
Redemptions - Class Z         (119,162)        (92,111)
                           ------------   ------------
    Net Increase - Class
      Z                        527,504         595,567
                           ------------   ------------

(a) Class A, Class B and Class C shares were initially offered on November 2, 1999.

See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

August 31, 2001

NOTE 1. ORGANIZATION

Liberty Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust. The Fund invests all of its investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), which seeks to provide a high-level of current income, consistent with preservation of capital. The Fund authorized an unlimited number of shares. Effective November 2, 1999, the Fund began offering Class A, Class B and Class C shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front end sales charge and an annual distribution fee. A 1.00% early withdrawal charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and an early withdrawal charge. Class B shares will convert to Class A shares in eight years after purchase. Class C shares are subject to an early withdrawal charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At August 31, 2001, Liberty Floating Rate Fund and Liberty-Stein Roe Institutional Floating Rate Income Fund owned 79.5% and 20.5%, respectively, of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

NOTE 2. INVESTMENT VALUATION AND TRANSACTIONS

Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. In the absence of actual market values, Senior Loans will be valued by Stein Roe & Farnham, Incorporated. (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), at fair value, which is intended to approximate market value. In determining fair value, the Advisor will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such Senior Loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Senior Loan interest.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the last day, at current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fees per share applicable to Class A, Class B and Class C shares.

See notes to financial statements.

FEDERAL INCOME TAXES:

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the estimated life of each applicable security. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

STATEMENT OF CASH FLOWS:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at August 31, 2001.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham, Incorporated. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Portfolio and receives a monthly fee equal to 0.45% annually of the Portfolio's average net assets.

Liberty Financial, an intermediate parent of the Portfolio's investment advisor, has entered into an agreement with Fleet National Bank for the sale of Liberty Financial's asset management business, including each of the Liberty Financial affiliates. This proposed transaction may result in a change of control of the Portfolio's investment advisor and, therefore, an assignment of its existing investment advisory contract with the Portfolio. Liberty Financial has obtained approval of a new investment advisory contract by the Portfolio's Board of Managers and shareholders. This contract is identical to the current contract in all material respects except for its effective and termination dates. The transaction is expected to be completed prior to the end of 2001.

ADMINISTRATION FEE:

The Advisor provides accounting and other services for a monthly fee equal to 0.20% annually of the Fund's average net assets.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period September 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of each of the Portfolio's and Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Portfolio and Fund, the Advisor receives from the Portfolio and Fund an annual flat fee of $10,000 and $5,000 respectively, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the

See notes to financial statements.

Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.17% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 2001, the Fund has been advised that the Distributor retained $71,228 net underwriting discounts on sales of the Fund's Class A shares and received early withdrawal charges (EWC) of $117,200, $324,036 and $165,741 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.45% and 0.60% annually of the average net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (inclusive of allocated Portfolio expenses but exclusive of service fees, distribution fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.80% of the Fund's average net assets.

OTHER:

The Portfolio and Fund pay no compensation to their officers, all of whom are employees of the Advisor.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended August 31, 2001, purchases and sales of investments, other than short-term obligations, were $568,328,893 and $379,229,842, respectively.

Unrealized appreciation (depreciation) at August 31, 2001, based on cost for federal tax purposes was:

Gross unrealized
  appreciation                $  9,278,649
Gross unrealized
  depreciation                 (25,385,029)
                              ------------
     Net unrealized
       depreciation           $(16,106,380)
                              ------------

OTHER:

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15(th) day of March, June, September and December, each year, or the next business day if the 15(th) is not a business day as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's then outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender offer amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. During the year ended August 31 2001, there were three tender offers in December, March and June. The Fund offered to repurchase 10%, 10% and 15% of its shares and 4.28%, 9.46% and 8.07% of shares outstanding were tendered.

Through specific dates in the year 2000, certain classes of the Fund's shares sold were not registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund offered to repurchase these shares at their original sale price in a rescission offer, of which 4,016,173 shares were repurchased. The Advisor reimbursed these shareholders for any decline in net asset value from the sale date and refunded underwriting discounts on Class A shares repurchased.

See notes to financial statements.

NOTE 6. SENIOR LOAN PARTICIPATION COMMITMENTS

The Portfolio invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Portfolio purchases a participation of a Senior Loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Portfolio assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Portfolio and the Borrower.

At August 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Portfolio on a participation basis.

SELLING                PRINCIPAL
PARTICIPANT              AMOUNT        VALUE
-----------            ---------       -----
Goldman Sachs Credit
  Partners LP          $5,170,494    $4,077,325
Morgan Stanley Senior
  Funding, Inc.         3,000,000     3,026,874

The ability of borrowers to meet their obligations may be affected by economic developments in a specific industry.

NOTE 7. UNFUNDED LOAN COMMITMENTS

As of August 31, 2001, the Portfolio had unfunded loan commitments of $5,626,423, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                     UNFUNDED
             BORROWER               COMMITMENTS
             --------               -----------
Bridge Information Systems, DIP
Facility                            $  576,181
LTV Corp., DIP Facility                433,575
Noveon, Inc.                           625,000
Riverwood International Corp.        1,100,000
The Williams Carter Co.              1,091,667
Washington Group International,
  DIP Facility                       1,800,000
                                    ----------
                                    $5,626,423

See notes to financial statements.

 STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

 FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED AUGUST 31,              PERIOD ENDED
                                                        2001              2000          AUGUST 31, 1999(a)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                0.53%(b)          0.55%                0.96%(c)
Net investment income                                   8.94%(b)          9.26%                7.59%(c)
Portfolio turnover                                       63%               21%                   17%

(a) From commencement of operations on December 17, 1998.
(b) The benefits derived from custody credits had no impact.
(c) Annualized.

See notes to financial statements.

 LIBERTY FLOATING RATE FUND -- FINANCIAL HIGHLIGHTS

Selected data of a share of each class outstanding throughout each period is as follows:

                                                                YEAR ENDED          PERIOD ENDED
CLASS A SHARES                                                AUGUST 31, 2001    AUGUST 31, 2000(a)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $  10.00             $  10.05
                                                                 --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                             0.81                 0.71
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                         (0.37)               (0.05)
                                                                 --------             --------
Total from Investment Operations                                     0.44                 0.66
                                                                 --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                          (0.82)               (0.71)
From net realized gains                                                (g)                  (g)
                                                                 --------             --------
Total Distributions Declared to Shareholders                        (0.82)               (0.71)
                                                                 --------             --------
NET ASSET VALUE, END OF PERIOD                                   $   9.62             $  10.00
                                                                 ========             ========
Total return(c)(d)                                                  4.56%                6.79%(e)
                                                                 ========             ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                                            1.15%                1.15%(f)
Net investment income                                               8.28%                8.53%(f)
Waiver/reimbursement                                                0.18%                0.13%(f)
Net assets at end of period (000's)                              $138,058             $147,209

(a) Class A shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(e)  Not annualized.
(f)  Annualized.
(g)  Rounds to less than $0.01.

                                                                YEAR ENDED          PERIOD ENDED
CLASS B SHARES                                                AUGUST 31, 2001    AUGUST 31, 2000(a)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $  10.00             $ 10.05
                                                                 --------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                             0.77                0.67
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                         (0.37)              (0.05)
                                                                 --------             -------
Total from Investment Operations                                     0.40                0.62
                                                                 --------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                          (0.78)              (0.67)
From net realized gains                                                (g)                 (g)
                                                                 --------             -------
Total Distributions Declared to Shareholders                        (0.78)              (0.67)
                                                                 --------             -------
NET ASSET VALUE -- END OF PERIOD                                 $   9.62             $ 10.00
                                                                 ========             =======
Total return(c)(d)                                                  4.19%               6.35%(e)
                                                                 ========             =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                            1.50%               1.50%(f)
Net investment income                                               7.93%               8.18%(f)
Waiver/reimbursement                                                0.18%               0.13%(f)
Net assets at end of period (000's)                              $195,891             $83,695

(a) Class B shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(e)  Not annualized.
(f)  Annualized.
(g)  Rounds to less than $0.01.

See notes to financial statements.

Selected data of a share of each class outstanding throughout each period is as follows:

                                                                YEAR ENDED          PERIOD ENDED
CLASS C SHARES                                                AUGUST 31, 2001    AUGUST 31, 2000(a)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $  10.00             $ 10.05
                                                                 --------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                             0.76                0.66
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                         (0.37)              (0.05)
                                                                 --------             -------
Total from Investment Operations                                     0.39                0.61
                                                                 --------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                          (0.77)              (0.66)
From net realized gains                                                (g)                 (g)
                                                                 --------             -------
Total Distributions Declared to Shareholders                        (0.77)              (0.66)
                                                                 --------             -------
NET ASSET VALUE -- END OF PERIOD                                 $   9.62             $ 10.00
                                                                 ========             =======
Total return (c)(d)                                                 4.04%               6.20%(e)
                                                                 ========             =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                            1.65%               1.65%(f)
Net investment income                                               7.78%               8.03%(f)
Waiver/reimbursement                                                0.18%               0.13%(f)
Net assets at end of period (000's)                              $184,399             $91,664

(a) Class C shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(e) Not annualized.
(f) Annualized.
(g) Rounds to less than $0.01.

See notes to financial statements.

Selected data of a share of each class outstanding throughout each period is as follows:

                                                               YEAR ENDED AUGUST 31,        PERIOD ENDED
CLASS Z SHARES                                                 2001            2000      AUGUST 31, 1999(a)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 10.00        $  10.07         $ 10.00
                                                              -------        --------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                         0.84            0.87            0.47
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                     (0.37)          (0.07)           0.07
                                                              -------        --------         -------
Total from Investment Operations                                 0.47            0.80            0.54
                                                              -------        --------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.85)          (0.87)          (0.47)
In excess of net investment income                                 --              --              (g)
From net realized gains                                            (g)             (g)             --
                                                              -------        --------         -------
Total Distributions Declared to Shareholders                    (0.85)          (0.87)          (0.47)
                                                              -------        --------         -------
NET ASSET VALUE -- END OF PERIOD                              $  9.62        $  10.00         $ 10.07
                                                              =======        ========         =======
Total return(c)(d)                                              4.89%           8.23%           5.43%(e)
                                                              =======        ========         =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                        0.80%           0.80%           1.30%(f)
Net investment income                                           8.63%           8.94%           7.10%(f)
Waiver/reimbursement                                            0.18%           0.39%          55.49%(f)
Net assets at end of period (000's)                           $11,662        $  6,845         $   893

(a) From commencement of operations on December 17, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) Annualized.
(g) Rounds to less than $0.01.

See notes to financial statements.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
LIBERTY FLOATING RATE FUND
STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets, and cash flows and the financial highlights present fairly, in all material respects, the financial position of Liberty Floating Rate Fund (the "Fund") and Stein Roe Floating Rate Limited Liability Company (the "Portfolio") at August 31, 2001, the results of each of their operations, the changes in each of their net assets, and the Portfolio's cash flows and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's and Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 2001 by correspondence with the custodian and lending or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2001

 UNAUDITED INFORMATION

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to elect a Board of Trustees to the Fund and to elect a Board of Managers to the Portfolio. On September 29, 2000, the record date for the Meeting, the Fund had outstanding 55,257,978 shares of beneficial interest. The votes cast were as follows:

                                        AUTHORITY
                               FOR      WITHHELD
                               ---      ---------
TO ELECT A BOARD OF
TRUSTEES TO THE FUND:
  Douglas Hacker            20,250,600   380,377
  Janet Langford Kelly      20,245,751   385,226
  Richard W. Lowry          20,254,000   376,977
  Salvatore Macera          20,253,041   377,936
  William E. Mayer          20,253,546   377,431
  Charles R. Nelson         20,254,000   376,977
  John J. Neuhauser         20,254,000   376,977
  Joseph R. Palombo         20,254,000   376,977
  Thomas E. Stitzel         20,252,508   378,469
  Thomas C. Theobald        20,254,000   376,977
  Anne-Lee Verville         20,254,000   376,977

                                        AUTHORITY
                               FOR      WITHHELD
                               ---      ---------
TO ELECT A BOARD OF
MANAGERS TO THE PORTFOLIO:
  Douglas Hacker            20,250,600   380,377
  Janet Langford Kelly      20,245,751   385,226
  Richard W. Lowry          20,254,000   376,977
  Salvatore Macera          20,253,041   377,936
  William E. Mayer          20,253,546   377,431
  Charles R. Nelson         20,254,000   376,977
  John J. Neuhauser         20,254,000   376,977
  Joseph R. Palombo         20,254,000   376,977
  Thomas E. Stitzel         20,252,508   378,469
  Thomas C. Theobald        20,254,000   376,977
  Anne-Lee Verville         20,254,000   376,977

2001 FEDERAL TAX INFORMATION

For the fiscal year ended August 31, 2001, the Fund earned $1,702 of long-term capital gains.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Floating Rate Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Floating Rate Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Floating Rate Fund

                             GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Floating Rate Fund ANNUAL REPORT, AUGUST 31, 2001


[LOGO LIBERTY] LIBERTY                                  PRSRT STD
               -----------                            U.S. POSTAGE
                     FUNDS                                PAID
                                                      HOLLISTON, MA
                                                      PERMIT NO. 20

ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE

     Liberty Funds Distributor, Inc. (C)2001
     One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com



                                                761-02/324H-0801 (10/01) 01/1845